UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2007 (January 29, 2007)

Pennsylvania Commerce Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 653-6104

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On January 29, 2007, Commerce Bank/Harrisburg, N.A., Harrisburg, Pennsylvania (“Bank”), a wholly owned subsidiary of Pennsylvania Commerce Bancorp, Inc., entered into a written agreement (the “Agreement”) with the Comptroller of the Currency of the United States of America (the “OCC”), the Bank’s primary regulator. The Bank has begun to implement plans and procedures to address the matters identified by the OCC. The foregoing description of the Agreement is qualified in its entirety by reference to the terms of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1   Agreement by and between Commerce Bank/Harrisburg National Association, Harrisburg,  Pennsylvania and the Comptroller of the Currency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pennsylvania Commerce Bancorp, Inc.
(Registrant)

Date: February 2, 2007	/s/ Mark A. Zody
Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	DESCRIPTION

10.1	Agreement by and between Commerce Bank/Harrisburg National Association, Harrisburg, Pennsylvania and the Comptroller of the Currency.